SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 17, 2006



                                 SUPERVALU INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   DELAWARE                          1-5418                       41-0617000
(STATE OR OTHER              (COMMISSION FILE NUMBER)            (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION)                                                      NUMBER)

                    11840 VALLEY VIEW ROAD
                    EDEN PRAIRIE, MINNESOTA                        55344
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)
                        (952) 828-4000
      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
                            (FORMER NAME AND ADDRESS,
                          IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 17, 2006, SUPERVALU INC. held a conference call presenting its financial results for the fiscal year ended February 25, 2006, and commenting on its previously announced, pending acquisition of retail properties from Albertson's, Inc. A copy of the script used during the presentation, including a reconciliation of certain results discussed in the presentation to GAAP results, is included herein as Exhibit 99.1. These materials are incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such materials.

ITEM 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibits.

         EXHIBIT NO.      DOCUMENT DESIGNATION

         99.1             Script of Earnings Presentation, dated April 17, 2006.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 21, 2006

                                           SUPERVALU INC.


                                           By:  /s/ John Breedlove
                                              ----------------------------------
                                           Name:     John P. Breedlove, Esq.
                                           Title:    Associate General Counsel
                                                     and Corporate Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION

99.1                 Script of Earnings Presentation, dated April 17, 2006.